                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): June 17, 2008

                          WATAIRE INTERNATIONAL, INC.

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             (Exact Name of Registrant as Specified in Charter)

          Washington                   000-49955              91-2060082

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(State or Other Jurisdiction          (Commission         (I.R.S. Employer

     of Incorporation)               File Number)         Identification No.)

Suite 300 Warner Center, 21550 Oxnard Street, Woodland Hills, CA  91367

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               (Address of Principal Executive Offices)   (Zip Code)

Registrant's telephone number, including area code:  (310) 728-6306

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---------------------------------------------------------------------------           Former name or former address, if changed since last report

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

{ } Written communications pursuant to Rule 425 under the Securities Act (17

CFR 230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d -2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e -4(c))

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ITEM 3.02. Unregistered Sales of Equity Securities

The following table sets forth the sales of unregistered securities since the Company’s last report filed under this item.

                                                      Principal    Total Offering Price/

  Date           Title and Amount  (1) Purchaser      Underwriter  Underwriting Discounts

June 17, 2008	1,000,000 shares of common stock, issued at a valuation of $.06 per share, in exchange for cancellation of $60,000 principal amount of the Company’s debt obligations	Corporate officer.	NA	$60,000/NA
June 17, 2008	3-year Warrants to purchase 1,000,000 shares of common stock, at an exercise price of $.06 per share	Corporate officer.	NA	NA/NA

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934,

the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WATAIRE INTERNATIONAL, INC.

                            By   /s/ Robert Rosner

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Robert Rosner, Chief Executive Officer

Date: June 20, 2008